AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity NEA Valuebuilder Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated June 23, 2017
To Prospectus Dated May 1, 2017
Effective June 5, 2017, the name of the following underlying fund changed. The corresponding Subaccount also changed its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name.
Former Name	New Name
Janus Overseas	Janus Henderson Overseas
Effective June 23, 2017, the INTECH U.S. Core Fund merged into the Janus Henderson U.S. Managed Volatility Fund. The Company will no longer make available the INTECH U.S. Core Fund as an investment option under the Contract.
The “Objectives for Underlying Funds – INTECH U.S. Core” section of the Prospectus is deleted in its entirety and replaced with the following:
Underlying Funds	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
Janus Henderson U.S. Managed Volatility	S	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC	INTECH Investment Mgmt. LLC
Please Retain This Supplement For Future Reference